UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2014 (October 24, 2014)

_______________

HYDRA INDUSTRIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36689	47-1025534
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Columbus Circle, 16th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 520-6607

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 24, 2014, the registration statement on Form S-1 (File No. 333-198236) (the “Registration Statement”) for the initial public offering (“IPO”) of Hydra Industries Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission.  In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated October 24, 2014, between the Company and UBS Securities LLC, as representative of the underwriters named therein;

●	An Investment Management Trust Agreement, dated October 24, 2014, between the Company and Continental Stock Transfer & Trust Company;

●	A Rights Agreement, dated October 24, 2014, between the Company and Continental Stock Transfer & Trust Company;

●	A Warrant Agreement, dated October 24, 2014, between the Company and Continental Stock Transfer & Trust Company;

●	A Registration Rights Agreement, dated October 24, 2014, between the Company and certain security holders of the Company;

●	A Letter Agreement, dated October 24, 2014, by and among the Company and certain security holders, officers and directors of the Company;

●	A Warrant Purchase Agreement, dated October 24, 2014, among the Company, MIHI LLC, A. Lorne Weil and Martin E. Schloss;

●	An Administrative Services Agreement, dated October 24, 2014, by and between the Company and Lorne Weil, Inc.;

●	An Expense Advancement Agreement, dated October 24, 2014, by and among the Company, MIHI LLC and Hydra Industries Sponsor LLC;

●	A Contingent Forward Purchase Contract, dated October 24, 2014, by and between the Company and MIHI LLC;

●	An Agreement Among Sponsors, dated October 24, 2014, by and among the Company, MIHI LLC and Hydra Industries Sponsor LLC; and

●	A Letter Agreement, dated October 24, 2014, by and among the Company and certain security holders of the Company regarding the investment banking right of first refusal.

On October 29, 2014, the Company consummated its IPO of 8,000,000 units (“Units”). Each Unit consists of one share of common stock, par value $0.0001 per share (“Common Stock”), one right to receive one-tenth of one share of Common Stock upon the Company’s completion of an initial business combination and one warrant (“Warrant”) to purchase one-half of one share of Common Stock at an exercise price of $5.75 per half share ($11.50 per whole share).  The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $80,000,000. The Company has granted the underwriters a 45-day option to purchase up to 1,200,000 additional units to cover over-allotments, if any.

Item 3.02.  Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 7,500,000 Warrants (“Placement Warrants”) at a price of $0.50 per Placement Warrant, generating total proceeds of $3,750,000.  The Placement Warrants, which were purchased by A. Lorne Weil, MIHI LLC and Martin E. Schloss are substantially similar to the Warrants underlying the Units, except that if held by the original holder or their permitted assigns, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination.  If the Placement Warrants are held by holders other than its initial holders, the Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Warrants included in the Units sold in the IPO.

Item 5.03.  Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 24, 2014, the Company filed its Amended and Restated Certificate of Incorporation in the State of Delaware.  The terms of the foregoing are set forth in the Registration Statement and are incorporated herein by reference.

Item 8.01. Other Events.

A total of $80,000,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Common Stock issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 24 months from the closing of the IPO.

Copies of the press releases issued by the Company announcing the effectiveness of the Registration Statement and closing of the IPO are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 24, 2014, between the Company and UBS Securities LLC, as representative for the underwriters.

3.2	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on October 24, 2014.

4.5	Rights Agreement, dated October 24, 2014, between Continental Stock Transfer & Trust Company and the Company.

4.6	Warrant Agreement, dated October 24, 2014, between Continental Stock Transfer & Trust Company and the Company.

10.3	Letter Agreement, by and among the Company and certain security holders, officers and directors of the Company.

10.4	Investment Management Trust Account Agreement, dated October 24, 2014, between Continental Stock Transfer & Trust Company and the Company.

10.5	Registration Rights Agreement, dated October 24, 2014, between the Company and certain security holders.

10.8	Warrant Purchase Agreement, dated October 24, 2014, among the Company, MIHI LLC, A. Lorne Weil and Martin E. Schloss.

10.10	Administrative Services Agreement, dated October 24, 2014, between the Company and Lorne Weil, Inc.

10.11	Expense Advancement Agreement, dated October 24, 2014, by and among the Company, MIHI LLC and Hydra Industries Sponsor LLC.

10.12	Contingent Forward Purchase Contract, dated October 24, 2014, by and among the Company and MIHI LLC.

10.13	Letter Agreement, dated October 24, 2014, by and among the Company and certain security holders regarding the investment banking right of first refusal.

10.14	Agreement Among Sponsors, dated October 24, 2014, by and among the Company, MIHI LLC and Hydra Industries Sponsor LLC.

99.1	Press Release, dated October 24, 2014, Announcing Effectiveness of IPO.

99.2	Press Release, dated October 29, 2014, Announcing Closing of IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2014

HYDRA INDUSTRIES ACQUISITION CORP.

By:	/s/ A. Lorne Weil
Name: A. Lorne Weil
Title: Chairman and Chief Executive Officer